                                                                 Exhibit 10.4.32

                           SECOND AMENDMENT TO LEASE
                           -------------------------
                              (Resource Sublease)

         This Second Amendment to Lease ("Second Amendment") dated this 31st day of December 1996, by and between KAPOHO LAND PARTNERSHIP, a Hawaii limited partnership, whose address is P.O. Box 374, Hilo, Hawaii 96720 ("Lessor") and
PUNA GEOTHERMAL VENTURE, a Hawaii general partnership, whose address is P.O. Box
30, Pahoa, Hawaii 96778 ("Lessee").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, Lessor, as lessor, and Dillingham Corporation and Thermal
Power Company, as lessee, entered into that certain unrecorded Lease and
Agreement, dated March 1, 1981, a short form of which was recorded at the Bureau of Conveyances of the State of Hawaii in Book 16267 at Page 466 ("Resource
Sublease"); and

         WHEREAS, pursuant to that certain Assignment of Lease and Agreement, made effective May 3, 1982, recorded at said Bureau in Book 17122 at Page 70
("Assignment of Resource Sublease"), Dillingham Corporation and Thermal Power
Company assigned all of their right, title and interest in the Resource Sublease to Lessee; and

         WHEREAS, Lessor and Lessee entered into that certain unrecorded
Amendment to Lease (Resource Sublease), dated July 9, 1990, a short form of which was recorded at said Bureau as Document No. 90-109530 ("First Amendment");
and

         WHEREAS, Lessor and Lessee desire to further amend the Resource
Sublease as set forth herein.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION THE RECEIPT OF WHICH IS
ACKNOWLEDGED, Lessor and Lessee agree that:

         1. The Resource Sublease is hereby amended by deleting paragraph 20(e)
at pages 64-65 of the Resource Sublease in its entirety. The deletion of paragraph 20(e) is understood and intended by Lessor and Lessee to be ab initio, such that paragraph 20(e) is deemed never to have been a part of the Resource
Sublease.

         2. Lessor and Lessee hereby release each other from any and all claims, demands, duties and obligations which may have heretofore existed under or resulted from the terms and provisions of paragraph 20(e) of the Resource
Sublease.

         3. Neither Lessor nor Lessee shall hereafter have any right of action against the other under or resulting from the terms and provisions of paragraph
20(e) of the Resource Sublease.

         4. Except as amended by this Second Amendment, all terms and provisions of the Resource Sublease, as amended by the First Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the day and year first above written.

                                            KAPOHO LAND PARTNERSHIP,
                                            a Hawaii Limited Partnership

                                            By: Its General Partner

                                                KAPOHO MANAGEMENT CO., INC.,
                                                a Hawaii corporation

                                                By: /s/ C. Arthur Lyman
                                                    ----------------------------
                                                    C. Arthur Lyman
                                                    ----------------------------
                                                    Its Chair
                                                        ------------------------

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                                                By: /s/ Albert Louis Lyman
                                                    ----------------------------
                                                    Albert Louis Lyman
                                                    ----------------------------
                                                    Its President
                                                        ------------------------

                                            PUNA GEOTHERMAL VENTURE,
                                            a Hawaii general partnership

                                            By: Its General Partner

                                                CE PUNA LIMITED PARTNERSHIP,
                                                a Maryland limited partnership

                                                By: Its General Partner

                                                    CE PUNA I, INC.,
                                                    a Maryland corporation

                                                    By: /s/ Dan R. Skowronski
                                                        ------------------------
                                                        Dan R. Skowronski
                                                        ------------------------
                                                        Its Secretary
                                                            --------------------

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